EFFECTIVE AUGUST 23RD, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2005

Novelis Inc.

(Exact name of registrant as specified in its charter)

CANADA	001-32312

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employe Identification No.)

3399 Peachtree Road NE, Suite 1500 Atlanta, GA		30326

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (404) 814-4200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01      Regulation FD Fair Disclosure

On May 19, 2005, Novelis Inc. management presented information to analysts in a special meeting at the Company’s Oswego, NY facility.  A copy of the press release is attached hereto as exhibit 99.1.  The presentation is attached hereto as exhibit 99.2.

Item 9.01      Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press Release issued by Novelis Inc. May 19, 2005.
99.2	Management presented information to analysts in a special meeting at the Company’s Oswego, NY facility.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOVELIS INC.
(Registrant)
May 19, 2005
/s/ DAVID KENNEDY

David Kennedy
Secretary